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                                                       1999 Totals
Household Finance Corporation
Household Affinity Funding
Corporation
Household Affinity Credit Card
Master Trust I, Series 1993-1

Original Class A Principal          900,000,000.00
Number of Class A Bonds (000's)         900,000.00
Original Class B Principal           52,945,000.00
Number of Class B Bonds (000's)          52,945.00


CLASS A
Class A Principal Distributions                     225,000,000.00
Class A Interest                                      2,093,459.83


CLASS B
Class B Principal Distributions                      52,945,000.00
Class B Interest                                        935,361.68


Household Finance Corporation
Household Affinity Funding
Corporation
Household Affinity Credit Card
Master Trust I, Series 1993-2


Original Class A Principal          500,000,000.00
Number of Class A Bonds (000's)         500,000.00
Original Class B Principal           29,412,000.00
Number of Class B Bonds (000's)          29,412.00



CLASS A
Class A Principal Distributions                      41,666,666.67
Class A Interest                                     27,999,999.96

CLASS B
Class B Principal Distributions                               0.00
Class B Interest                                      1,735,308.00


Household Finance Corporation
Household Affinity Funding
Corporation
Household Affinity Credit Card
Master Trust I, Series 1994-1



Original Class A Principal             850,000,000
Number of Class A Bonds (000's)            850,000
Original Class B Principal              50,000,000
Number of Class B Bonds (000's)             50,000



CLASS A
Class A Principal Distributions                     743,750,000.00
Class A Interest                                     13,206,290.74

CLASS B
Class B Principal Distributions                      50,000,000.00
Class B Interest                                      2,016,666.64

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Household Finance Corporation
Household Affinity Funding
Corporation
Household Affinity Credit Card
Master Trust I, Series 1995-1


Original Class A Principal          522,000,000.00
Number of Class A Bonds (000's)         522,000.00
Original Class B Principal           24,000,000.00
Number of Class B Bonds (000's)          24,000.00



CLASS A
Class A Principal Distribution                      174,000,000.00
Class A Interest                                     26,874,706.58

CLASS B
Class B Principal Distribution                                0.00
Class B Interest                                      1,848,000.00


Household Finance Corporation
Household Affinity Funding
Corporation
Household Affinity Credit Card
Master Trust I, Series 1997-1



Original Class A Principal             870,000,000
Number of Class A Bonds (000's)            870,000
Original Class B Principal              47,500,000
Number of Class B Bonds (000's)             47,500



CLASS A
Class A Principal Distribution                                0.00
Class A Interest                                     46,388,921.53

CLASS B
Class B Principal Distribution                                0.00
Class B Interest                                      2,619,415.97

Household Finance Corporation
Household Affinity Funding
Corporation
Household Affinity Credit Card
Master Trust I, Series 1998-1



Original Class A Principal             844,000,000
Number of Class A Bonds (000's)            844,000
Original Class B Principal              46,100,000
Number of Class B Bonds (000's)             46,100



CLASS A
Class A Principal Distribution                                0.00
Class A Interest                                     45,173,730.37

CLASS B
Class B Principal Distribution                                0.00
Class B Interest                                      2,560,908.26

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